UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 11, 2006

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On April 11, 2006, School Specialty, Inc. (the “Company”) entered into an agreement (the “Agreement”) with MSD Capital, L.P., a Delaware limited partnership (“MSD”).

Under the Agreement, MSD is permitted to acquire up to 19.95% of the issued and outstanding common stock of the Company (the “Potential Acquisition”) without being subject to certain restrictions on business combinations under the Wisconsin Business Corporation Law.  The Board of Directors of the Company has approved the Potential Acquisition.  MSD has agreed that, with certain exceptions, on the date that MSD becomes the beneficial owner of more than 19.95% of the shares of the Company’s common stock then issued and outstanding, MSD will be subject to these restrictions as if the Board of Directors’ approval of the Potential Acquisition was not granted.  In addition, MSD has agreed that if it exceeds the permitted ownership level, the Company will have the right to require MSD to sell any excess shares within 45 days.

MSD has not indicated to the Company whether it intends to enter into any transactions with respect to the Company’s common stock.  As of the date of this report, the Company is not engaged in, and does not intend to engage in, any discussions or negotiations with MSD regarding a business combination transaction or other extraordinary transaction, such as a share purchase.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Information

Any statements made in this report about intentions, expectations, plans or prospects constitute forward-looking statements.  Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets,” and/or similar expressions.  These forward-looking statements are based on the Company’s current assumptions and, as such, involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward- looking statements because of a number of factors, including the factors described in Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2005, which factors are incorporated herein by reference.  Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

Item 9.01.  Exhibits.

Exhibit No.	Description

10.1	Agreement between School Specialty, Inc. and MSD Capital, L.P., dated as of April 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: April 11, 2006	By: /s/ David J. Vander Zanden
David J. Vander Zanden President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement between School Specialty, Inc. and MSD Capital, L.P., dated as of April 11, 2006